UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2020 (January 28, 2020)

ALERIS CORPORATION
EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-185443 (Commission File Number)	27-1539594 (IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122
(Address of Principal Executive Offices, including Zip Code)
(216) 910-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
On January 28, 2020, Emily Stephens, a member of the Board of Directors (the “Board”) of Aleris Corporation (the “Company”), resigned from her position on the Board. Ms. Stephens’s decision to resign from her position on the Board did not involve any disagreement with the Company, Company management, or the Board.
Appointment of Director
On January 28, 2020, Mr. Robert LaRoche was appointed to serve as a member of the Board.  Mr. LaRoche was designated by the investment funds managed by Oaktree Capital Management, L.P. (“Oaktree”) and their subsidiaries that are invested in the Company (collectively, the “Oaktree Funds”), to serve as a director and fill the vacancy left by Ms. Stephens’s resignation. Under a stockholders agreement among the Company and its stockholders, the Oaktree Funds have the right to designate certain directors to the Company’s board of directors.  Ms. Stephens had been designated as a director by the Oaktree Funds.
Mr. LaRoche serves as a Vice President in the Distressed Debt group of Oaktree. Prior to joining Oaktree in 2014, Mr. LaRoche was an investment banking analyst at Moelis & Company from 2012-2014. He received his B.S. degree in mechanical engineering from Cornell University.
Mr. LaRoche will receive compensation for his services on the same basis as other directors and consistent with the Company’s current policies for compensation of directors, consisting of an annual retainer payable in equal installments at the end of each calendar quarter with respect to service on the Board.
For each of the directors designated by the Oaktree Funds, all cash and non-cash compensation, if any, paid to the Oaktree directors with respect to their service as one of the Company’s directors is turned over to an Oaktree affiliate pursuant to an agreement between Oaktree and the Oaktree director as part of his or her employment with Oaktree.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS CORPORATION

Date: February 3, 2020	By:	/s/ Eric M. Rychel
		Name:	Eric M. Rychel
		Title:	Executive Vice President, Chief Financial Officer and Treasurer